Wabtec 4th Quarter 2019 Financial Results & Company Highlights February 18, 2020 Exhibit 99.2

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the acquisition by Wabtec of GE Transportation (the “GE Transportation merger”) and statements regarding Wabtec’s expectations about future sales and earnings. All statements, other than historical facts, including statements regarding the expected benefits of the GE Transportation merger, including anticipated synergy benefits and statements regarding Wabtec’s plans, objectives, expectations and intentions; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) unexpected costs, charges or expenses resulting from the GE Transportation merger; (2) uncertainty of Wabtec’s expected financial performance; (3) failure to realize the anticipated benefits of the GE Transportation merger, including as a result of integrating GE Transportation into Wabtec; (4) Wabtec’s ability to implement its business strategy; (5) difficulties and delays in achieving revenue and cost synergies; (6) inability to retain and hire key personnel; (7) evolving legal, regulatory and tax regimes; (8) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, industry consolidation and changes in the financial condition or operating strategies of our customers; (9) changes in the expected timing of projects; (10) a decrease in freight or passenger rail traffic; (11) an increase in manufacturing costs; (12) actions by third parties, including government agencies; and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. This presentation as well as Wabtec’s earnings release and 2020 financial guidance mention certain non-GAAP financial performance measures, including adjusted sales, adjusted operating margin, EBITDA, adjusted EBITDA, adjusted effective tax rate, adjusted income from operations, adjusted interest and other expense and adjusted earnings per diluted share. Wabtec defines EBITDA as income from operations plus depreciation and amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results. Forward looking statements & non-GAAP financial information

Executive summary Delivered strong financial results for 2019 despite North American freight market headwinds FY19 GAAP cash from operations of $1.0B FY GAAP EPS of $1.84; adjusted EPS of $4.17 4Q GAAP and adjusted sales of $2.4B GAAP income from ops of $0.2B and adjusted income from ops of $0.3B Ending backlog at $22.4B, up 2% sequentially 1. Integration on-track & synergies gaining momentum in 2020 Achieved ~$30M synergies in 2019 and affirm $250M synergies to be achieved before 2022 Expected to realize $150M in net synergies in 2020 2. 2020 guidance … stable revenue, margin expansion, strong cash generation Sales flat at ~$8.7B Margin expansion of ~100bps Cash from operations at ~$900M Announced $500M share repurchase authorization 3. Strong results and outlook despite NA freight market challenges

Segment Dynamics

Freight

- North America carload volume down (7%) in 4Q'19 and (4%) for the FY19 … expect 2020 to be flat to slightly down
- North America railcar deliveries at ~58K in 2019 … expected to be ~40K in 2020
- Freight services, international and digital growth offsetting North America freight market softness
- Strong opportunities across international installed base … Russia/CIS, Asia and India

Transit

- Steady growth in ridership and urbanization driven by shift to green initiatives
- Investment in rail systems across Europe & certain U.S. markets … presenting unique opportunities for growth
- Increased infrastructure spending across emerging markets
- Firm multi-year backlog contributes to growth

Diversified portfolio yielding ability to manage market headwinds

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4Q 2019 performance Sales EBITDA Income from ops Profit margin EPS Cash from ops Backlog Reported $2,368M $337M $226M 9.5% $0.71 $448M $22.4B Adjusted y/y 113% 122% 0.6 pts Freight Sales Income from ops Profit margin % Backlog Transit Sales Income from ops Profit margin % Backlog Adjusted(1) $1,675M $270M 16.1% Adjusted(2) $701M $50M 7.1% Adjusted y/y 297% 259% (1.7 pts) Adjusted y/y 1% (29%) (2.9 pts) Reported $1,667M $239M 14.3% $18.9B Reported $701M $39M 5.6% $3.5B Adjusted $2,376M $424M $313M 13.2% $1.04 Freight Segment sales were adjusted by $8 million due to policy harmonization; Income from operations was adjusted by $31 million due to the policy harmonization, merger-related and restructuring expenses noted. Transit Segment income from operations was adjusted by $11 million due to restructuring charges.

Liquidity & leverage

GAAP cash from ops


$1.0B
~$0.9B
FY19
FY20 Guidance

Net debt / Adj. EBITDA[1]


~2.6X
~2.0-2.5X
4Q'19
Long-term target

Strong cash flow generation to de-lever the balance sheet … long-term target leverage ~2-2.5X

1) Wabtec uses a leverage ratio of Net Debt to Adj. EBITDA for purposes of tracking compliance with the covenants in our Credit Agreement, which requires Wabtec to comply with a leverage ratio based on substantially similar performance metrics. Management uses this specific performance metric to measure Wabtec's reduction in debt and other balance sheet liabilities and to assist in the appropriate allocation of capital. Net debt is defined as total debt less unrestricted cash and cash equivalents. See the reconciliations included in the Appendix for this presentation for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

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2019 pro-forma results[1]

($ in billions, except per share amounts)

	FY19 GAAP[2]	FY19 non GAAP	*Policy harmonization[3]*	*Partial year pro-forma[4]*	*Recurring PPA[5]*	FY19 pro-forma	FY20 adj. guidance
Revenue	**$8.2**	**$8.3**	*$(0.1)*	*$0.5*	*-*	**$8.7**	**$8.7**
Income from Operations	**$0.7**	**$1.2**	*$(0.1)*	*$(0.1)*	*$0.3*	**$1.3**	**$1.4**
EBITDA	**$1.1**	**$1.6**	*$(0.1)*	*$(0.0)*	*-*	**$1.5**	**$1.6**
Cash from Operations	**$1.0**	**$1.1**	*-*	*$(0.3)*	*-*	**$0.8**	**$0.9**
EPS (177M shares)	**$1.84**	**$4.17**	*($0.39)*	*$(0.37)*	*$1.19*	**$4.60**	**N/A**
EPS (192M shares)	**$1.70**	**$3.86**	*($0.36)*	*$(0.34)*	*$1.10*	**$4.26**	**$4.50-$4.80**

(1) FY 2019 pro forma financial results give effect to the GE Transportation merger as if it had occurred on January 1, 2019. The FY 2019 pro forma financial results are not presented in accordance with Article 11 of Regulation S-X, and are presented here for illustrative purposes only and are not indicative of the results of operations that would have actually occurred had the GE Transportation merger occurred on January 1, 2019.

(2) The GE Transportation merger closed on Feb. 25, 2019. Accordingly, Wabtec's FY 2019 results do not include results attributable to the merger of GE Transportation for January and February of 2019.

(3) Represents the impact of non-cash accounting policy harmonization, which is included in GAAP results; policy harmonization will no longer be treated as a non-GAAP addback in 2020 results.

(4) Represents 2 months of GE Transportation performance, interest expense, additional amortization and PP&E expenses, and impact from intercompany sales

(5) This represents intangible amortization amounts which will be excluded from non-GAAP EPS calculations.

Wabtec CORPORATION

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2020 guidance

Sales

GAAP: ~$8.7B

Income from Operations

GAAP: ~$1.1B

Adjusted: ~$1.4B

EBITDA

~$1.6B

EPS

GAAP: $3.20 to $3.50

Adjusted: $4.50 to $4.80

Cash from operations

GAAP: ~$900M

- SG&A ~$1.1B
- Depreciation ~$180M
- Amortization ~$280M
- Interest ~$50M per quarter
- Tax rate at ~25.5%
- Capex of ~$200M
- Shares outstanding ~192M
- Adjusted EPS guidance excludes ~$1.10 after-tax EPS impact from non-cash recurring PPA charges

Well-positioned to deliver through the cycle

Focused strategy, positioned for long-term growth Solid 4th quarter performance … well positioned to deliver on 2020 financial guidance Significant installed base across Freight and Transit … resilient business model Cost reductions on track … making great progress to meet synergy target of $250M before 2022 Strong cash generation … 2020 GAAP cash flow guidance of ~$900M which includes $100M of prior year restructuring, transaction and litigation outflows Issued GAAP EPS guidance to between $3.20 to $3.50 and adjusted EPS guidance to between $4.50 to $4.80 Globally diverse business model provides strong foundation for long-term growth

Questions?

Appendix

Income statement Appendix A ( 1 of 2)

Income statement (cont.) Appendix A ( 2 of 2)

Balance sheet Appendix B

Cash flow Appendix C

EPS and non-GAAP Reconciliation Appendix D

EBITDA reconciliation Appendix E

Freight segment Transit segment Product Lines Equipment Components Transit Services Digital & Electronics

Appendix F

Appendix G

Appendix H